EXHIBIT 10(n)




                                      1997
                                     Annual
                          Management Incentive Program


                                 USG Corporation




                                     PURPOSE


To enhance USG Corporation's ability to attract, motivate, reward and retain key employees of the Corporation and its operating subsidiaries and to strengthen the existing mutual interest between such key employees and the Corporation's stockholders by providing incentive award opportunities to such key employees who discharge their accountabilities in a manner which makes a measurable contribution to the Corporation's earnings.



                                  INTRODUCTION


This Annual Management Incentive Program is in effect from January 1, 1997 through December 31, 1997.



                                   ELIGIBILITY


Individuals eligible for participation in this Program are those officers and other key employees occupying management positions in Broadband 16 or higher (775 or more points). Employees who participate in any other annual incentive program of the Corporation or any of its subsidiaries are not eligible to participate in this Program.



                                      GOALS

For the 1997 Annual Management Incentive Program, Adjusted Net Earnings, Goal Income and Strategic Targets for USG Corporation, Subsidiaries and Profit Centers will be determined by the Grants and Awards Subcommittee of the Compensation and Organization Committee of the USG Board of Directors (the "Subcommittee") after considering recommendations submitted from USG Corporation and Operating Subsidiaries. Except in the case of a Named Executive Officer (as defined in the Administrative Guidelines below), Profit Center goals may be adjusted by the Chairman of USG Corporation if business conditions or other significant unforeseen circumstances beyond the control of the Profit Center have a major impact on opportunity.


                                  AWARD VALUES

For the Annual Management Incentive Program, position target incentive values are based on level of accountability and are expressed as a percent of approved annualized salary. (EXCEPTION: For the transition year of 1997, the target incentive value will be expressed as a percent of approved annualized salary or annualized reference point, whichever is higher.) Resulting award opportunities represent a fully competitive incentive opportunity for 100% (target) achievement of Corporate, Operating Subsidiary and/or Profit Center goals:

-------------------------------------------------------------------------------------------------------------------

                                                                                Position Target Incentive Value
                                                                                -------------------------------
Chairman, President & CEO - USG Corporation                                                  65%
-------------------------------------------------------------------------------------------------------------------

Executive Vice President-Operations, USG Corporation;                                        60%
  President & CEO, U.S. Gypsum Company;
  President & CEO, USG Interiors, Inc.
-------------------------------------------------------------------------------------------------------------------

Executive Vice President International Development                                           55%
  and Distribution, USG Corporation
-------------------------------------------------------------------------------------------------------------------

USG CORPORATION
      Senior Vice President & General Counsel                                                50%
      Senior Vice President & Chief Administrative Officer
      Senior Vice President & Chief Financial Officer
-------------------------------------------------------------------------------------------------------------------

USG CORPORATION & OPERATING SUBSIDIARIES
      OFFICERS AND MANAGERS
      President & CEO, L&W Supply Corporation                                                40%

      Executive Vice President, USG Interiors, Inc; President & CEO, CGC, Inc.

      Executive Vice President - Operations, U.S. Gypsum Company

      Executive Vice President Marketing, U.S. Gypsum Company

      Executive Vice President, USG International, Ltd.

      Vice President & Controller, USG Corporation;
      Vice President Financial Services,
      North American Gypsum and Worldwide Ceilings

      Vice President Research & Technology, USG Corporation

      Vice President & Treasurer, USG Corporation

      Vice President Human Resources - Operations, USG Corporation
-------------------------------------------------------------------------------------------------------------------

GENERAL MANAGERS (PROFIT CENTER HEADS)
      Sales of $50 Million and over                                                          30%
      Sales Under $50 Million                                                                25%
-------------------------------------------------------------------------------------------------------------------

USG CORPORATION, OPERATING SUBSIDIARIES & PROFIT CENTERS
      OFFICERS AND MANAGERS
      Position Reference Point: $174,000 and over                                            35%
      Position Reference Point: $154,005 - $173,999                                          30%
      Position Reference Point: $125,085 - $154,004                                          25%
      Position Reference Point: $111,600 - $125,084                                          20%
      Position Reference Point: $  89,400 - $111,599                                         15%
      Position Reference Point: Below $89,400                                                10%
-------------------------------------------------------------------------------------------------------------------


                                     AWARDS

Incentive awards for all participants in the 1997 Annual Management Incentive Program will be reviewed and approved by the Subcommittee.

The total of all incentive awards paid under this program will not exceed 4.0% of USG Corporation's 1997 consolidated goal income. In the event that awards otherwise payable pursuant to the Annual Management Incentive Program exceed such amount, all awards will be reduced prorata to an aggregate amount equal to 4.0%.

For all participants, the annual incentive award opportunity is the annualized salary in effect at the beginning of the calendar year (March 1 of the calendar year for the twenty most senior executives) multiplied by the applicable position target incentive value percent.

Incentive awards for 1997 will be based on:
         o        ADJUSTED NET EARNINGS:                                                20% - 60% OF INCENTIVE
                  (net earnings plus amortization of excess reorganization value plus reorganization debt discount, net of taxes)
                  based on the Corporation's year-end financial statements.

         o        GOAL INCOME:                                                          20% - 60% OF INCENTIVE
                  (net sales less cost of sales and selling and administrative expenses) based on the Corporation's year-end financial statements.

         o        STRATEGIC FOCUS TARGET:                                               20% OF INCENTIVE

         o        PERSONAL PERFORMANCE:                                                 20% OF INCENTIVE
                  [except in the case of the twenty (20) most senior executives whose awards are based solely on degree of achievement of Adjusted Net Earnings and/or Goal Income (60%) and Strategic Focus Target (40%) results].

         o        Except in the case of a Named Executive Officer, other appropriate performance measures as approved by the
                  Subcommittee.

1. For participants to qualify for the ADJUSTED NET EARNINGS and/or GOAL INCOME segment comprising 60% of their award, their respective organization (e.g. Corporation/Group/ Subsidiary, etc. as described on page 6) must achieve 75% or higher of its adjusted net earnings or goal income target.

2. ADJUSTED NET EARNINGS and GOAL INCOME segment award amounts will be determined according to the following schedule:






Adjusted Net Earnings/                           Adjustment Factor for Corporate, Group,
Goal Income Achievement                          Subsidiary or Profit Center Performance
----------------------------------------------------------------------------------------------------------

Below      75%                                                  0%
           75%                                                 50%
           80%                                                 60%
           90%                                                 80%
          100%                                                100%
          110%                                                120%
          120%                                                140%
          140%                                                180%
          150%                                                200%

3. For participants to qualify for the STRATEGIC FOCUS TARGET segment comprising 20% (40% for the twenty most senior executives) of their incentive award, their respective organization must achieve a minimum level of performance related to the specified strategic focus. The Strategic Focus Targets will be measurable, verifiable and derived from the formal strategic planning process (e.g., cost reduction, sales growth, market share gain, margins, etc.). The award adjustment factor for this segment will range from 0.5 (after achieving minimum performance levels) to 2.0 for maximum attainment. Participants will receive schedules of Strategic Focus Targets upon approval by the Subcommittee.

4. Except with respect to the twenty (20) most senior executives (including the Named Executive Officers) whose awards are based solely on achievement of Adjusted Net Earnings, Goal Income and Strategic Focus Targets, participants will have a third segment comprising 20% of their incentive award based upon their individual Personal Performance Rating according to the following schedule:

         Personal
         Performance Rating                                 Personal Performance
         Adjustment Range
         Far Exceeded Expectations                           1.70 - 2.00
         Exceeded Expectations                               1.20 - 1.50
         Achieved Expectations                               0.80 - 1.10

         The maximum incentive award including all segments of this Program is 200% of the target incentive opportunity.

         The Subcommittee may eliminate awards to any participant who fails to receive a Personal Performance Rating of "Achieved Expectations" or better under the Corporation's Performance Planning and Review (PPR) system.

5. Target incentive award opportunities and calculations of awards for participants will be based on the achievement of specific Corporate, Group, Subsidiary and/or Profit Center adjusted net earnings, goal income and strategic focus targets as displayed on the following page or as otherwise may be established subject to approval of the Chairman:

                                            Basis for
                                            Financial Measures                               Basis for
                                            Incentive Award                                  Strategic Focus
Participants                                (60% of Target Incentive)                        Incentive Award
-------------------------------------------------------------------------------------------------------------------
USG Corporation

    USG Corporation Senior Executive        60% Adjusted Net Earnings, USG Corporation       40%
    Management

    USG Corporation Staff                   60% Adjusted Net Earnings, USG Corporation       20%

-------------------------------------------------------------------------------------------------------------------


North American Gypsum

    Executive VP - Operations,              20% Adjusted Net Earnings, USG Corporation       40% NAG
    U.S. Gypsum Company
    Executive VP - Marketing,               40% Goal Income, North American Gypsum
    U.S. Gypsum Company

    General Mgr - IGD                       20% Goal Income, Subsidiary                      20% Profit Center
    General Mgr - Materials Division        40% Goal Income, Profit Center/Division
    Profit Center Staff

    Executive VP, CGC, Inc                  20% Adjusted Net Earnings, USG Corporation       40% NAG
                                            20% Goal Income,  North American Gypsum
                                            20% Goal Income, CGC, Inc

    President & General Mgr, YPSA           20% Goal Income, North American Gypsum           20% YPSA
                                            40% Goal Income, YPSA

    U.S. Gypsum Staff                       25% Goal Income, North American Gypsum           20% NAG
                                            35% Goal Income, U.S. Gypsum Company

    CGC, Inc Staff                          20% Goal Income, North American Gypsum           20% CGC
                                            40% Goal Income, CGC, Inc

-------------------------------------------------------------------------------------------------------------------


Worldwide Ceilings

    Executive VP, USG Interiors, Inc        20% Adjusted Net Earnings, USG Corporation       40% WWC
    Executive VP, USG International, Ltd    40% Goal Income, Worldwide Ceilings

    USG Interiors, Inc Staff                25% Goal Income, Worldwide Ceilings              20% WWC
                                            35% Goal Income, USG Interiors, Inc

    USG International, Ltd Staff            25% Goal Income, Worldwide Ceilings              20% WWC
                                            35% Goal Income, USG International, Ltd

-------------------------------------------------------------------------------------------------------------------


L&W Supply Corporation

    President & CEO                         20% Adjusted Net Earnings, USG Corporation       40% L&W
                                            20% Goal Income, North American Gypsum
                                            20% Goal Income, L&W Supply

    L&W Supply Corporation Staff            20% Goal Income, North American Gypsum           20% L&W
                                            40% Goal Income, L&W Supply

-------------------------------------------------------------------------------------------------------------------



6.       SPECIAL AWARDS

         In addition to the incentive opportunity provided by this Program, a special award may be recommended for any participant or non-participant, other than a Named Executive Officer, who has made an extraordinary contribution to the Corporation's welfare or earnings.





GENERAL PROVISIONS
--------------------------------------------------------------------------------

1. The Subcommittee shall review and approve the awards recommended for officers and other employees who are eligible participants in the 1997 Annual Management Incentive Program. The Subcommittee shall submit to the Board of Directors, for their ratification, a report of the awards for all eligible participants including corporate officers approved by the Subcommittee in accordance with the provisions of the Program.

2. The Subcommittee shall have full power to make the rules and regulations with respect to the determination of achievement of goals and the distribution of awards. No awards will be made until the Subcommittee has certified goal achievement and applicable awards in writing.

3. The judgement of the Subcommittee in construing this Program or any provisions thereof, or in making any decision hereunder, shall be final and conclusive and binding upon all employees of the Corporation and its subsidiaries whether or not selected as beneficiaries hereunder, and their heirs, executors, personal representatives and assigns.

4. Nothing herein contained shall limit or affect in any manner or degree the normal and usual powers of management, exercised by the officers and the Board of Directors or committees thereof, to change the duties or the character of employment of any employee of the Corporation or to remove the individual from the employment of the Corporation at any time, all of which rights and powers are expressly reserved.

5. No award will be paid to a Program participant who is not a regular full-time employee in good standing at the end of the calendar year to which the award applies; except an award which would otherwise be payable based on goal achievement may be recommended in the event of retirement, disability or death or in the event the participant is discharged without cause from the employment of the company during the year.

6. The awards made to employees shall become a liability of the Corporation or the appropriate subsidiary as of December 31, 1997 and all payments to be made hereunder will be made as soon as practicable after said awards have been approved.


ADMINISTRATIVE GUIDELINES
--------------------------------------------------------------------------------


1. Award values will be based on annualized salary in effect for each qualifying participant at the beginning of the year (March 1 for the twenty most senior executives). Any change in duties, dimensions or responsibilities of a current position resulting in a new evaluation and an increase or decrease in reference points will be applied for Incentive Program purposes on a prorata basis with the respective reference point and target incentive value to apply for the actual number of full months of service at each evaluation except for such a change with respect to a Named Executive Officer, in which case any change in reference points and target incentive value, for any reason, shall not become effective until January 1 of the following year.

2. As provided by the Program, no award is to be paid any participant who is not a regular full-time employee in good standing at the end of the calendar year to which the award applies. However, in the event an eligible participant with three (3) or more months of active service in the Program year subsequently retires, becomes disabled or dies, or is discharged from the employment of the Company without cause, the participant (or beneficiary) may receive an award which would otherwise be payable based on goal achievement, prorated for the actual months of active service during the year.

3. Employees participating in any other incentive or bonus program of the parent Corporation or a Subsidiary who are transferred during the year to a position covered by the Annual Management Incentive Program (other than a Named Executive Officer) will be eligible to receive a potential award prorated for actual full months of service in the two positions with the respective incentive program and target incentive values to apply. For example, a Marketing Manager promoted to Director, Marketing on August 1, will be eligible to receive a prorata award for seven months based on the Marketing Manager Plan provisions and values, and for five months under the Annual Management Incentive Program provisions and target incentive values.

4. In the event of transfer of an employee (other than a Named Executive Officer) from an assignment which does not qualify for participation in any incentive or bonus plan to a position covered by the 1997 Annual Management Incentive Program, the employee is eligible to participate in the Annual Incentive Program with any potential award prorated for the actual months of service in the position covered by the Program during the year. A minimum of three months of service in the eligible position is required.

5. Participation during the current Program year for individuals employed from outside the Corporation is possible with any award to be prorated for actual full months of service in the eligible position. A minimum of three full months of service is required for award consideration.

6. Exceptions to established administrative guidelines can only be made by the Subcommittee and only with respect to participants other than Named Executive Officers.

7. For purposes of this Program, a "NAMED EXECUTIVE OFFICER" will include any executive officer who is deemed a "named executive officer" for 1997 under Item 402 (a)(3) of Regulation S-K under the Securities Exchange Act of 1934 and was employed by the Corporation or a Subsidiary on the last day of the year.